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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          UNITED PANAM FINANCIAL CORP.
                               _________________
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
                                    ________
                    (State of incorporation or organization)

                                   95-3211687
                                   _________
                      (I.R.S. Employer Identification No.)


                           1300 SOUTH EL CAMINO REAL
                          SAN MATEO, CALIFORNIA 94402
                             ______________________
             (Address of principal executive offices and zip code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class           Name of each exchange on which
to be so registered           each class is to be registered
NONE                          NONE

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities Act registration statement file numbers to which this form relates:
333-39941

Securities to be registered pursuant to Section 12(g) of the Act:
                                                  COMMON STOCK, NO PAR VALUE
                                                       (Title of Class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant's Securities to Be Registered.
------

          The information relating to the Registrant's securities required by
Item 202 of Regulation S-K is hereby incorporated by reference from pages 98 to 100 of the Preliminary Prospectus dated April 14, 1998, contained in the Registrant's Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-39941) filed with the Commission on April 14, 1998.

Item 2.   Exhibits
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          3.1.2  Articles of Incorporation, as amended, of the Registrant.
          3.2.2  Bylaws of the Registrant.
          4.1  Form of Stock Certificate.
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                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              UNITED PANAM FINANCIAL CORP.


Dated:  April 17, 1998                   By:    /s/ Lawrence J. Grill
                                               -----------------------------
                                               Lawrence J. Grill
                                               Chief Executive Officer
                                               and President